Avalon Capital, Inc.
================================================================================

--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                                April 17, 2000
--------------------------------------------------------------------------------

Dear Shareholders,

For the six months ended February 29, 2000, Net Asset Value (NAV) fell to $14.81 from $17.52. Over the last week, NAV has ranged between $16.14 and $17.08.

On February 29, 2000, the Fund's fourth annual redemption took place, and 43,162 shares were redeemed. In addition, during the six months ended on the same date, the Fund issued 19,181 shares through the Dividend Reinvestment and Cash Purchase Plan.

                     --------------------------------------

Ten years ago, my friend, Ted, came to talk to me about investing in a company in a hot new field - computerizing certain business records and linking them directly to other businesses that needed to share the same information (the names and nature of the company involved have been changed to protect the not-so-innocent). While Ted had the idea, a wealthy friend of his, Mary, had the money. Before long, they opened an office and began hiring. Then came a branch office or two, and even more employees.

There was only one problem. The business never produced much in the way of profits. Year after year, Mary kept funding research and development, payroll, and other expenses. And the business grew in size. But it never seemed to make money.

From time to time, I would hear suggestions from Ted that outside investors were about to put up large amounts of new capital, and that I should get in while I still could. But gradually it became obvious that the business plan had some flaws. In particular, the technology involved kept changing, which meant more expenditures for equipment and R&D. Also, some of the companies that might have bought this product began developing their own, proprietary systems.

And then came the Internet, with a host of new competitors and another new technology. The last I heard, Mary had refused to invest any more money, the company had closed down, and the friends weren't so friendly any more.

SAME STORY, NEW PLAYERS

Today the stock market is filled with companies just like Ted and Mary's that carry the promise of an exciting new technology, but also fail to produce any profits. Investors have not only funded these companies through IPO's (e.g.:
Internet, B2B, B2C, biotech, telecommunications, etc.), but they have also continued to buy the shares as they soared to astronomical prices and then, in many cases, collapsed.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

While even most private investors wouldn't go near Ted and Mary's business several years ago, today public investors often compete with each other to buy the shares of similar money-losing businesses. The reason, in most cases, is a simple desire to get rich quick. All you have to do is buy the shares, watch them go up, and get out before they drop. In this game of musical chairs, just make sure you're not the one left standing when the music stops.

The table on the following page shows what has already happened to a number of speculative favorites this year, and we've only recently had anything like a bear market in the NASDAQ stocks.

IT'S LESS RISKY TO BE CERTAIN THAN HOPEFUL

The table at right demonstrates the risk associated with this desire to get rich quick. Few people, if any, need to take such risks to attain wealth. We prefer to look for the largest possible growth over a long period of time, consistent with any special needs you may have and the safety of your assets. You want the maximum return possible for the least risk.

Or, put slightly differently, you want to be as certain as possible of a large return over time, rather than hopeful that you'll receive a sudden windfall from speculating. If Mary had invested her money in a company with proven, sustainable earnings that grew at a better than average rate, she'd be a lot happier and probably a lot wealthier, today.

As I've written before, over long periods of time stock prices track earnings. For example, since World War II, corporate profits have grown by 8% annually. Over the same period, the Dow Jones Industrial Average grew by 8% annually and the S&P 500 Index grew by 8.7%. These compounded growth rates translated into a more than 65-fold gain on the Dow and a more than 95-fold gain on the S&P. For the select group of companies that can exceed these average growth rates, the potential for gains is even greater.

What does this mean for investors? If you can project the future course of earnings, then you can estimate the future prices of stocks you own. Of course, a high earnings growth rate is tempting and certainly worth looking for, but what is most important is the certainty of the earnings growth being achieved and the consistency with which the company can achieve that rate.


--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

                RECENT PRICE DECLINES IN SELECTED POPULAR ISSUES

                                                 Closing price   52-week  Change
Company                                             4/14/00       high     from
                                                                           high
--------------------------------------------------------------------------------

EToys Inc.                                            4.75       86.00   -94.48%
drkoop.com                                            2.63       45.75   -94.26%
IVillage Inc.                                        10.31      130.00   -92.07%
Va Linux Systems Inc.                                28.31      320.00   -91.15%
Neoforma.com                                          7.00       78.75   -91.11%
drugstore.com Inc.                                    6.38       70.00   -90.89%
MicroStrategy                                        33.56      333.00   -89.92%
PurchaseProCom Inc.                                  25.00      175.00   -85.71%
Healtheon/WebMD Corp.                                18.33      126.19   -85.48%
E.piphany                                            47.50      324.88   -85.38%
FreeMarkets Inc.                                     54.56      370.00   -85.25%
Corel                                                 6.84       44.50   -84.62%
Red Hat                                              24.13      151.31   -84.06%
TriZetto Group                                       16.03       91.25   -82.43%
Internet Capital Group                               38.98      212.00   -81.61%
VerticalNet Inc.                                     28.00      148.38   -81.13%
Myriad Genetics                                      44.38      232.13   -80.88%
Peapod                                                3.19       16.38   -80.53%
Silknet Software Inc.                                55.88      285.00   -80.39%
Commerce One                                         66.00      331.00   -80.06%
Avanex                                               60.00      273.50   -78.06%
At Home Corp.                                        21.75       99.00   -78.03%
Protein Design Labs Inc.                             75.44      338.00   -77.68%
MediaLogic Inc.                                      12.63       54.00   -76.62%
Maxygen Inc.                                          0.45        1.75   -74.29%
Incyte Pharmaceuticals                               78.75      289.06   -72.76%
Abgenix                                              66.88      206.50   -67.62%
TIBCO Software                                       48.31      147.00   -67.13%
Adaptive Broadband                                   34.69      104.88   -66.92%
Rambus Inc.                                         156.25      471.00   -66.83%
Ariba                                                62.25      183.33   -66.04%
I2 Technologies                                      78.06      223.50   -65.07%
InfoSpace.com                                        48.75      138.50   -64.80%
Millennium Pharmaceuticals Inc.                     115.00      316.00   -63.61%

--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

Our goal is to keep your money compounding for you over long periods of time. Even a relatively modest compound rate can generate enormous gains - if that rate is sustained. To see how this compounding effect works, consider the following table, which shows the value of $1 million compounded at various rates over time.

                            COMPOUND INTEREST TABLE
         Value of $1 million invested at various growth rates over time
                             (Dollars in millions)

        Growth Rate     10 Years        15 Years        20 Years        30 Years
--------------------------------------------------------------------------------

             5%           $1.6            $2.0            $2.7           $4.3
            10%            2.6             4.2             6.7           17.4
            15%            4.0             8.1            16.4           66.2
            20%            6.2            15.4            38.3          237.4

THE PROOF IS IN THE LONG-TERM RESULTS

Our long-time clients, partners, and shareholders have had first-hand experience with compounding rates of return over the last eight years. Superb companies like American International Group, American Express, Berkshire Hathaway, International Speedway, Fannie Mae, Gillette, Disney, Coca-Cola, and Wells Fargo have seen their earnings grow and their share prices compound at a high rate. Despite occasional short-term setbacks, their prospects over the next ten years are for more of the same excellent long-term growth that they have historically produced.

Strange as it may sound in today's hyperactive stock market, the key to creating wealth through common stocks is long-term investing, not trading in speculative shares. Patience really does pay off. Rational analysis of businesses - focusing on real earnings and the long-term competitive position of a business - really does work better than irrational guesses about where some Internet or biotech or penny stock will trade next.


/S/ DANIEL E. HUTNER
--------------------

Daniel E. Hutner
Chairman and President

--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2000
(UNAUDITED)
================================================================================

                SECURITY
SHARES          DESCRIPTION                                             VALUE
------          -----------                                             -----

COMMON STOCKS  (98.27%)

BANKS- REGIONAL  (3.61%)
        1,200   M & T Bank Corporation ......................   $     442,800
                                                                -------------

BEVERAGES  (17.96%)
        2,400   Anheuser-Busch Companies, Inc. ..............         153,900
       37,900   The Coca-Cola Company .......................       1,835,781
        6,700   Pepsico, Inc. ...............................         216,075
                                                                -------------
                                                                    2,205,756
                                                                -------------

CONSUMER PRODUCTS  (2.99%)
       10,400   The Gillette Company ........................         366,600
                                                                -------------

DIVERSIFIED COMPANIES  (9.29%)
           25   Berkshire Hathaway Inc.  Class A * ..........       1,100,000
           28   Berkshire Hathaway Inc.  Class B * ..........          40,320
                                                                -------------
                                                                    1,140,320
                                                                -------------

ENTERTAINMENT  (8.41%)
       30,841   The Walt Disney Company .....................       1,033,174
                                                                -------------

FINANCIAL SERVICES  (16.33%)
       14,950   American Express Company ....................       2,006,103
                                                                -------------

FOOD PRODUCTS  (2.55%)
          160   The Earthgrains Company .....................           2,400
        4,600   Wm. Wrigley Jr. Company .....................         311,075
                                                                -------------
                                                                      313,475
                                                                -------------

INSURANCE       (12.36%)
       17,168   American International Group, Inc. ..........       1,518,295
                                                                -------------

LEISURE/AMUSEMENT  (7.30%)
       20,325   International Speedway Corporation ..........         896,841
                                                                -------------

MINING  (1.51%)
       16,000   Franco Nevada Mining Corporation, Ltd.                185,251
                                                                -------------

MORTGAGE FINANCE  (10.57%)
        9,200   Freddie Mac .................................         384,100
       17,250   Fannie Mae ..................................         914,250
                                                                -------------
                                                                    1,298,350
                                                                -------------

NEWSPAPER  (2.87%)
        5,400   Gannett Co., Inc. ...........................         352,012
                                                                -------------

RESTAURANTS  (2.52%)
        9,800   McDonald's Corporation ......................         309,313
                                                                -------------

TOTAL COMMON STOCKS (COST $7,255,432) .......................      12,068,290
                                                                -------------

SHORT-TERM HOLDINGS  (4.63%)
      568,908   Firstar Treasury Fund (Cost $568,908) .......         568,908
                                                                -------------


TOTAL INVESTMENTS (COST $7,824,340) .........................    $ 12,637,198
                                                                =============

* Denotes non-income producing securities
--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000
(UNAUDITED)
================================================================================

ASSETS:
        Investments in securities, at value (cost $7,824,340) ..   $ 12,637,198
        Receivable for securites sold ..........................        153,130
        Receivable for fund shares sold ........................        137,511
        Interest, dividends, and other receivables .............          4,723
        Organization costs, net ................................         14,171
        Other assets ...........................................          4,783
                                                                   ------------
Total Assets ...................................................     12,951,516
                                                                   ------------

LIABILITIES:
        Payable for fund shares redeemed .......................        639,224
        Accrued advisory fee ...................................         10,946
        Other accrued expenses .................................         20,035
                                                                   ------------
Total Liabilities ..............................................        670,205
                                                                   ------------

NET ASSETS .....................................................   $ 12,281,311
                                                                   ============


COMPOSITION OF NET ASSETS:
        Paid-in capital ........................................   $  7,612,660
        Accumulated net investment loss ........................       (480,399)
        Accumulated net realized gains on investments ..........        336,193
        Net unrealized appreciation on investments .............      4,812,857
                                                                   ------------
NET ASSETS .....................................................   $ 12,281,311
                                                                   ============
SHARES OUTSTANDING .............................................        829,122
                                                                   ============
NET ASSET VALUE PER SHARE (market price $15.88) ................   $      14.81
                                                                   ============



--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000
(Unaudited)

================================================================================


INVESTMENT INCOME:
        Dividends ..........................................        $    85,141
        Interest ...........................................              1,568
                                                                    -----------
Total Investment income ....................................             86,709
                                                                    -----------

EXPENSES:
        Advisory ...........................................             73,615
        Administration .....................................             26,400
        Transfer agency ....................................              3,325
        Auditing ...........................................              8,050
        Legal ..............................................              8,862
        Directors ..........................................              1,500
        Custody ............................................              2,439
        Amortization of organization costs .................              9,788
        Other ..............................................              8,181
                                                                    -----------
Total expenses .............................................            142,160
                                                                    -----------
NET INVESTMENT LOSS ........................................            (55,451)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
        Net realized gain on investments ...................            223,864
        Net change in unrealized appreciation ..............         (2,084,127)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ..........................................         (1,860,263)
                                                                    -----------

DECREASE IN NET ASSETS FROM OPERATIONS .....................        $(1,915,714)
                                                                    ===========


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                           FOR THE SIX       FOR THE YEAR
                                                          MONTHS ENDED           ENDED
                                                        FEBRUARY 29, 2000   AUGUST 31, 1999
                                                        -----------------   ---------------
                                                           (UNAUDITED)

FROM INVESTMENT ACTIVITIES:
        Net investment loss .............................   $    (55,451)   $   (163,838)
        Net realized gain on investments ................        223,864         421,825
        Net unrealized appreciation (depreciation) ......     (2,084,127)      2,168,820
                                                            ------------    ------------

        Net increase (decrease) in net assets resulting
                from operations .........................     (1,915,714)      2,426,807
                                                            ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net realized gain on investments
                ($0.50 and $0.16 per share, respectively)       (426,602)       (142,185)
                                                            ------------    ------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from sale of shares ....................        139,737         138,443
        Dividends reinvested ............................        172,502          35,726
        Shares repurchased ..............................       (639,224)       (807,102)
                                                            ------------    ------------

        Net decrease in net assets from capital
                share transactions ......................       (326,985)       (632,933)
                                                            ------------    ------------

NET INCREASE IN NET ASSETS ..............................     (2,669,301)      1,651,689

NET ASSETS:
Beginning of period .....................................     14,950,612      13,298,923
                                                            ------------    ------------

End of period ...........................................   $ 12,281,311    $ 14,950,612
                                                            ============    ============


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS

================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                                                                          NOVEMBER 20,
                                         FOR THE                                             1995*
                                     SIX MONTHS ENDED      FOR THE YEAR ENDED AUGUST 31,    THROUGH
                                    FEBRUARY 29, 2000      1999       1998        1997       1996
                                    -----------------      ----       ----        ----       ----
                                       (UNAUDITED)

Beginning net asset value per share ...   $ 17.52       $ 14.98     $ 13.35     $ 10.51    $ 10.00

Net investment loss ...................     (0.06)        (0.19)      (0.19)      (0.09)      --
Net realized and unrealized
        gains (losses) on securities ..     (2.15)         2.89        1.82        2.93       0.60
Distribution from net investment income      --            --          --           --       (0.04)
Distribution from realized gains on
        investments ...................     (0.50)        (0.16)       --           --        --
Offering Cost .........................      --            --          --           --       (0.05)

Ending net asset value per share ......   $ 14.81       $ 17.52     $ 14.98     $ 13.35    $ 10.51

Ending market value per share .........   $ 15.88       $ 16.25     $ 15.63     $ 13.75    $ 10.88

Ratios to average net assets:
        Expenses ......................      1.93%**       1.84%       2.11%       2.22%      3.14%**
Total Return:
        Based upon net asset value ....    (13.07%)       18.01%      12.21%      27.02%      5.48%
        Based upon market value .......     (0.49%)        4.91%      13.67%      26.38%      9.18%
Portfolio turnover rate ...............      1.18%         4.05%       7.00%       8.89%      0.00%
Net assets at end of period
        (000's omitted) ...............   $12,281       $14,951     $13,299     $12,269    $10,180


*   Commencement of operations
**  Annualized

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
(UNAUDITED)

================================================================================

1.      ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

         SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

         INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities.

         ORGANIZATIONAL COSTS - The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

         FEDERAL INCOME TAX - The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3.      ADVISORY , SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $52,800 per year. ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.


--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
(UNAUDITED)

================================================================================

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4.      SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the six months ended February 29, 2000, amounted to $172,613 and $1,185,528, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of February 29, 2000 was $4,888,978 and $76,121 respectively.

Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

5.      CAPITAL SHARE TRANSACTIONS
There are 100 million shares of $.001 par value common stock authorized. The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. During the six months ended February 29, 2000, the Fund issued 19,181 shares in connection with the Plan. The Fund annually makes offers to holders of its stock to repurchase not less than 5% nor more than 25% of its stock pursuant to rule 23c-3 under the Investment Company Act of 1940. On February 29, 2000, the Fund redeemed 43,162 shares in connection with its annual repurchase of shares.




--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================


Avalon Capital, Inc. (the "Fund"), is a non-diversified closed-end investment company whose primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. To this end, the Fund applies the following investment principles:

         -- View each investment as a business
         -- Think independently
         -- Emphasize high returns
         -- Look for sustained business excellence
         -- Focus on businesses that consider shareholder interests -- Seek to pay a reasonable price
         -- Invest for the long term

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan (the "Plan") is a convenient way to acquire additional shares of Avalon Capital's common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co., the Fund's transfer agent at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
Avalon Capital's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (631) 951-0500.

--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================


Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board. Current quotes are available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION
If your Avalon Capital shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Bulletin Board, under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call the Fund at (609) 683-3916.



* Meeting of the Board of Directors, October 18, 1996.


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                                                            AVALON CAPITAL, INC.





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AVALON CAPITAL, INC.

DIRECTORS
William Endicott
Daniel E. Hutner
Nancy Watson Hutner
Edward Rosen
Donald Smith
                                                        AVALON CAPITAL,
INVESTMENT ADVISER                                            INC.
Hutner Capital Management, Inc.
34 Chambers Street
Princeton, NJ 08542

ADMINISTRATOR
American Data Services, Inc.                            ------------------
The Hauppauge Corporate Center                          SEMI-ANNUAL REPORT
150 Motor Parkway                                       ------------------
Hauppauge, NY 11788

CUSTODIAN
Firstar Bank, NA
425 Walnut Street
Cincinnati, OH 45201

LEGAL COUNSEL
Spitzer & Feldman, P.C.
405 Park Avenue
New York, NY 10022

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1414                                 February 29, 2000

INVESTOR INFORMATION:  (631) 951-0500

This report is authorized for distribution only to shareholders and to others who have received a copy of the Avalon Capital, Inc. Fund Prospectus.


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